                                           Security Capital
                                           [PHOTO APPEAR HERE]

                                           U.S. Real Estate Shares
                                           1999 Annual Report

                                           [LOGO]
                                           Security Capital

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

1999 was another challenging and frustrating year for investors in U.S. real estate stocks. The Wilshire Real Estate Securities Index benchmark ("WARESI") generated a -3.2% return for the year ended December 31, 1999 compared with a 21.1% return for the S&P 500. As stark as this return differential appears, it was even worse on a price basis since WARESI performance was eased by a healthy 7.2% average dividend return for the year. Since achieving a peak in October 1997, prices for real estate securities are down a cumulative 30.6% through year-end 1999. As prices have retreated to year-end 1995 levels, earnings (Funds From Operations or "FFO") per share for WARESI companies have increased 65%, while real estate market fundamentals as measured by vacancy rates, market rents and asset valuations have steadily improved!

By property type, the best relative performance in 1999 came from the multifamily, industrial and office companies, which generated positive total returns for the year of 10.5%, 5.5% and 3.2%, respectively. Regional mall and lodging companies faired poorly in 1999 with returns of -15.3% and -13.4%, respectively. For regional malls, the issue centered on the perception of a growing Internet threat to traditional retail formats. The selling pressure on hotel stocks reflected more cyclical concerns with the rapid pace of new hotel construction in many markets. Healthcare REITs, while not part of the WARESI benchmark, performed the worst during 1999 with a -24.8% total return. This primarily reflects the operating and financial distress of healthcare operators under Medicare's new prospective payment system (PPS).

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") was not immune in this challenging environment for real estate securities. The Fund generated a total return for the year ended December 31, 1999 of +0.4%. While disappointing in the context of a buoyant U.S. equity market, the Fund's performance solidly surpassed the WARESI benchmark by 362 basis points and achieved our ongoing goal of first-quartile results among real estate funds. We attribute this relative performance advantage to our continued focus on fundamental company research which resulted in an overweight in office and multifamily companies and an underweight in retail and lodging companies. The Fund did not own any healthcare REITs during the year.

On December 20, 1999, SC-US Real Estate Shares recorded its 3-year anniversary and attained an important milestone in the form of highly favorable reviews/ratings from a number of recognized experts in the area of mutual fund analysis. In one instance, the Fund has been included in a distinguished published grouping of funds based on track record, management quality and growth potential. We would be happy to direct you to these sources.

Additional Perspective & Outlook

After a -22.2% price performance for real estate stocks in 1998, there were few new factors that emerged in 1999 that easily explained the continuing caution and wary disposition of investors towards the group. Even when the stocks got a boost during the year, as they did several times from the actions and comments of Warren Buffett and other market leaders, the positive impact was short-lived and selling pressures quickly returned. The healthy but moderating trends in real estate market fundamentals and company earnings certainly were not new news to investors in 1999. In fact, there was actually a stream of good news for real estate markets as the economy moved away from the chilling effects of the financial markets crisis of August 1998. In part, we believe the high profile distress of some lodging companies and healthcare REITs played a role, as did the looming maturation of $1.6 billion of real estate stocks held by unit investment trusts and isolated dividend cuts.

While all of these factors contributed to the performance of real estate stocks in 1999, there was also an impact from the continued strong investment performance of technology and growth investments. As investment returns and excitement over new technologies and applications escalated in 1999, the "market clearing" investment return for value/income investments, including real estate stocks, increased sharply. By our calculations, the implicit cost of public equity capital to real estate companies increased an average of 250 basis points in 1999 to 16.1%. Importantly, this was not a factor for the private direct real estate market, where pricing and allocation decisions are more insulated by real estate's designation as its own asset class. These private investors generally enjoyed abundant liquidity and stable or increasing asset values during 1999. Regardless of the reason, with real estate asset values stable or increasing and real estate stock prices back to 1995 levels, a clear public/private pricing gap persists. Many public real estate companies today trade at 25% or greater discounts to our calculation of the net asset value of their underlying real estate portfolios.

We believe the current public/private pricing gap will close or narrow significantly during the next 24 to 36 months. Although there may be many companies that continue trading at discounts to their private market real estate asset values, we believe a select number of real estate stocks will achieve significant price appreciation as a result of varied catalysts for value realization or growth. This view reflects three primary observations.

  . Real estate asset cash flow streams are stable and undervalued. Currently, real estate markets are in a healthy equilibrium with low vacancy rates, strong demand drivers and balanced new supply. We believe large scale overbuilding is unlikely, tempered by the "transparency" brought to the real estate market through securitization. Importantly, asset level yields are stable and attractive on a "real" inflation-adjusted basis.

  . Company fundamentals are sound with newly emerging growth opportunities. Earnings are solid with most companies meeting or exceeding analysts' earnings estimates. Net interest coverage for the industry is at healthy levels with most debt in the form of longer term fixed rate loans. Companies continue to identify value-added cash flow growth strategies that are complementary to pure asset ownership, including joint

--------------------------------------------------------------------------------

     ventures, expanded service activities that are providing additional revenue streams, and cost savings through economies of scale and process innovations.

  . Private real estate investment markets are healthy. Significant private capital continues to seek out U.S. real estate opportunities from both domestic and offshore sources. As a result, there appears to be abundant liquidity in the market to ensure efficient pricing of real estate at the asset level.

Near-term catalysts for price appreciation include public-to-public mergers, management-led buyouts, and stock buyback programs. As an example, in 1999 there was in excess of $4.8 billion of privately funded buyout activity involving public real estate companies. This activity has resulted in healthy price appreciation for investors in these companies from their pre-announcement trading ranges. In addition, stock buyback programs totaling $5.2 billion, funded primarily through private market asset sales, were publicly announced in 1999 and are underway. Beyond these near-term catalysts, we believe growth and appreciation will be driven by service and technology oriented initiatives made possible by the REIT Modernization Act recently enacted by Congress. This important new legislation, which becomes effective January 1, 2001, allows REITs to pursue a wider array of business activities, on a taxable basis, which are complimentary to the narrower REIT mandate of owning assets and collecting rents.

We remain focused on those real estate companies where our research identifies high quality assets, sound long-term business strategies and attractive total rate of return potential. We believe the disparity between a healthy real estate industry and low valuations of real estate securities provides a very attractive opportunity for long-term investors.

We appreciate your support during 1999 and look forward to a rewarding year in 2000.

Sincerely,

/s/ Anthony R. Manno Jr.     /s/ Kenneth D. Statz
Anthony R. Manno Jr.         Kenneth D. Statz
President                    Managing Director

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance compared to frequently used performance benchmarks is shown in the table below.

Comparative Returns versus Industry Benchmarks
Average Annual Total Returns
Period Ended December 31, 1999


                                                               Since Inception
                                 One-Year       Three-Year   (12/20/96-12/31/99)
                                 --------       ----------   -------------------
SC-US Real Estate Shares
Class R (Retail) Shares            0.43%           3.44%            4.67%
--------------------------------------------------------------------------------
SC-US Real Estate Shares
Class I (Institutional) Shares     0.58%           3.51%            4.74%
--------------------------------------------------------------------------------
NAREIT Equity Index/1/            (4.62)%         (1.82)%          (0.50)%
--------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/2/               (3.19)%         (1.43)%          (0.05)%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate; and (2) Wilshire Real Estate Securities Index is an unmanaged, market-capitalization weighted index comprising publicly traded REITs and real estate operating companies except for special purpose and healthcare REITs.

Growth of a $10,000 Investment in Class R (Retail) Shares
Period from December 20, 1996 to December 31, 1999

[GRAPH APPEARS HERE]

                                        Wilshire RE     NAREIT
                            SC-US       Securities      Equity
                           Class R        Index         Index

20-Dec-96                  $10,000       $10,000       $10,000
March                      $10,509       $10,616       $10,483
June                       $10,997       $11,104       $11,003
September                  $12,823       $12,507       $12,304
December                   $12,991       $12,489       $12,519
March                      $13,047       $12,395       $12,461
June                       $12,294       $11,826       $11,889
September                  $11,046       $10,412       $10,638
December                   $11,437       $10,313       $10,328
March                      $11,107       $ 9,955       $ 9,830
June                       $12,616       $11,012       $10,822
September                  $11,637       $ 9,961       $ 9,951
December                   $11,486       $ 9,984       $ 9,851


Past performance is not indicative of future results. The performance of SC-US Real Estate Shares Class I (Institutional) Shares is greater than that of the SC-US Real Estate Shares Class R (Retail) Shares for the time period indicated above based on the difference in expenses of each class.

                     See notes to the financial statements.

FUND FACTS
--------------------------------------------------------------------------------

TOP 10 HOLDINGS

% of Total Net Assets

Arden Realty, Inc.            7.1%

Urban Shopping Centers, Inc.  6.8%

Starwood Hotels &
  Resorts Worldwide, Inc.     6.7%

TrizecHahn Corporation        6.4%

Avalon Bay Communities, Inc.  6.3%

Boston Properties, Inc.       6.0%

Prentiss Properties Trust     5.3%

Charles E. Smith
  Residential Realty, Inc.    4.5%

Highwood Properties, Inc.     4.4%

Public Storage, Inc.          4.3%
                             ----
  Total                      57.8%



FUND AT A GLANCE

Minimum initial investment     $2,500/1/

Minimum subsequent investment    $250

Up-front sales load              None

Redemption fee                   None

Symbol                          SUSIX

/1/ $1,000 for IRAs and UGMA/UTMA accounts.


SECTOR WEIGHTINGS

[PIE CHART APPEARS HERE]

Diversified       24.2%
Multifamily       15.6%
Regional Malls     8.0%
Hotels             6.7%
Storage            4.3%
Shopping Centers   4.0%
Other/2/          11.3%
Office            25.9%

/2/ Other includes short-term investments and other assets in excess of liabilities.

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1999
--------------------------------------------------------------------------------

       Shares                                                 Market Value
--------------------------------------------------------------------------
                COMMON STOCKS - 88.7%
                OFFICE - 25.9%
       179,800  Arden Realty, Inc.                             $ 3,607,237
        98,500  Boston Properties, Inc.                          3,065,813
        96,000  Highwoods Properties, Inc.                       2,232,000
       147,000  Cornerstone Properties, Inc.                     2,149,875
        87,175  Equity Office Properties Trust                   2,146,684
                                                              ------------
                                                                13,201,609

                DIVERSIFIED - 24.2%
       193,300  TrizecHahn Corporation                           3,261,937
       129,200  Prentiss Properties Trust                        2,713,200
        89,300  Liberty Property Trust                           2,165,525
       103,800  Reckson Associates Realty Corporation            2,127,900
        56,600  Spieker Properties, Inc.                         2,062,363
                                                              ------------
                                                                12,330,925

                MULTIFAMILY - 15.6%
        94,073  Avalon Bay Communities, Inc.                     3,227,880
        64,900  Charles E. Smith Residential Realty, Inc.        2,295,837
        61,800  Amli Residential Properties Trust                1,247,588
        34,350  Essex Property Trust, Inc.                       1,167,900
                                                              ------------
                                                                 7,939,205

                REGIONAL MALLS - 8.0%
       127,500  Urban Shopping Centers, Inc.                     3,458,438
        22,100  General Growth Properties, Inc.                    618,800
                                                              ------------
                                                                 4,077,238

                HOTELS - 6.7%
       145,500  Starwood Hotels & Resorts Worldwide, Inc.        3,419,250

                STORAGE - 4.3%
        97,000  Public Storage, Inc.                             2,200,688

                SHOPPING CENTERS - 4.0%
       108,500  Federal Realty Investment Trust                  2,041,156

                Total common stocks                           ------------
                (cost $47,201,347)                              45,210,071

                    See notes to the financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------------------
        Principal
           Amount                                                              Market Value
--------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 8.4%
       $1,757,067    Agreement with State Street Bank and Trust Company,
                     2.500%, dated 12/31/1999, to be repurchased at
                     $1,757,433, on 01/03/2000, collateralized by
                     $1,450,000 U.S. Treasury Bond, 12.375% maturing
                     on 05/15/2004 (market value $1,792,563)                    $ 1,757,067

       2,500,000     United States Treasury Bill, 2.850%, 01/06/2000              2,499,010

                     Total short-term investments                            --------------
                     (cost $4,256,077)                                            4,256,077
                                                                             --------------
                     Total investments - 97.1%
                     (cost $51,457,424)                                          49,466,148

                     Other assets in excess of liabilities - 2.9%                 1,483,176
                                                                             --------------
                     Net assets - 100.0%                                        $50,949,324
                                                                             --------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 1999
--------------------------------------------------------------------------------


ASSETS:
  Investments, at market value
  (cost $51,457,424)                                                      $49,466,148
  Receivable for fund shares sold                                           1,000,763
  Dividends and interest receivable                                           502,504
  Deferred organization costs                                                  48,699
  Other assets                                                                  4,622
  Total assets                                                             51,022,736
LIABILITIES:
  Payable to distributor                                                       10,506
  Payable for fund shares redeemed                                              4,810
  Accrued expenses and other liabilities                                       58,096
  Total liabilities                                                            73,412
     Net assets                                                           $50,949,324

NET ASSETS CONSIST OF:
  Capital stock                                                           $58,714,385
  Accumulated undistributed net realized loss on investments               (5,773,785)
  Net unrealized depreciation on investments                               (1,991,276)
  Total net assets                                                        $50,949,324
CLASS I:
  Net assets                                                              $46,409,723
  Shares outstanding (50,000,000 shares of $0.01 par value authorized)      4,951,420
  Net asset value and redemption price per share                                $9.37
CLASS R:
  Net assets                                                              $ 4,539,601
  Shares outstanding (50,000,000 shares of $0.01 par value authorized)        484,467
  Net asset value and redemption price per share                                $9.37

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividend income                                              $ 3,358,901
     Interest income                                                   80,558
                                                                  -----------
     Total investment income                                        3,439,459
                                                                  -----------
EXPENSES:
     Investment advisory fee                                          383,479
     Distribution expense - Class I                                   151,876
     Distribution expense - Class R                                     7,907
     Administration fee                                                12,783
     Sub-administration fee                                            93,288
     Transfer agent, custody and accounting costs                     133,720
     Federal and state registration                                    49,667
     Professional fees                                                114,863
     Shareholders reports and notices                                  40,423
     Directors' fees and expenses                                      23,921
     Amortization of organization expenses                             23,608
     Other                                                              1,613
                                                                  -----------
     Total expenses before reimbursement                            1,037,148
                                                                  -----------
     Less: Reimbursement from adviser                                (265,522)
                                                                  -----------
     Net expenses                                                     771,626
                                                                  -----------
        Net investment income                                     $ 2,667,833
                                                                  ===========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                             $ 1,688,769
     Change in unrealized appreciation on investments              (2,890,064)
                                                                  -----------
     Net realized and unrealized loss on investments               (1,201,295)
                                                                  -----------
       Net increase in net assets resulting from operations       $ 1,466,538
                                                                  ===========

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                               Year ended      Year ended
                                             Dec. 31, 1999   Dec. 31, 1998
---------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $  2,667,833    $  5,067,089
  Net realized gain (loss) on investments        1,688,769      (6,891,855)
  Change in unrealized appreciation
   on investments                               (2,890,064)    (12,286,350)
                                              ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                     1,466,538     (14,111,116)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                     24,317,153       9,750,054
  Shares issued to holders in
   reinvestment of dividends                       897,177         720,546
  Cost of shares redeemed                      (67,481,770)    (11,297,204)
                                              ------------    ------------
  Net decrease in net assets from
   capital share transactions                  (42,267,440)       (826,604)
DISTRIBUTIONS TO
CLASS I SHAREHOLDERS:
  From net investment income                    (2,546,365)     (4,936,792)
  From net realized gains                               --      (1,997,333)
  Return of capital                               (366,516)       (389,531)
                                              ------------    ------------
  Total distributions Class I                   (2,912,881)     (7,323,656)
DISTRIBUTIONS TO
CLASS R SHAREHOLDERS:
  From net investment income                      (128,690)       (137,519)
  From net realized gains                               --         (12,118)
  Return of capital                                (18,523)        (10,851)
                                              ------------    ------------
  Total distributions Class R                     (147,213)       (160,488)
   Total decrease in net assets                (43,860,996)    (22,421,864)
NET ASSETS:
  Beginning of year                             94,810,320     117,232,184
                                              ------------    ------------
  End of year                                 $ 50,949,324    $ 94,810,320
                                              ============    ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Dec. 20, 1996/1/
                                                Year ended           Year ended           Year ended           through
                                              Dec. 31, 1999        Dec. 31, 1998        Dec. 31, 1997/2/    Dec. 31, 1996
                                          -------------------------------------------------------------------------------
                                            Class I   Class R    Class I    Class R    Class I   Class R
                                          -------------------------------------------------------------------------------
For a share outstanding for each period:
Net asset value, beginning of period        $  9.82    $ 9.82   $  11.95   $  11.95   $  10.38   $ 10.38          $ 10.00
                                          -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         0.45      0.44       0.42       0.38      0.46/3/   0.46/3/           0.02
 Net realized and unrealized gain (loss)
   on investments                             (0.39)    (0.39)     (1.80)     (1.76)      2.11      2.11             0.36
                                          -------------------------------------------------------------------------------
 Total from investment operations              0.06      0.05      (1.38)     (1.38)      2.57      2.57             0.38
                                          -------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income         (0.45)    (0.44)     (0.43)     (0.43)     (0.46)    (0.46)              --
 Dividends from net realized gains               --        --      (0.29)     (0.29)     (0.54)    (0.54)              --
 Return of capital                            (0.06)    (0.06)     (0.03)     (0.03)        --        --               --
                                          -------------------------------------------------------------------------------
 Total distributions                          (0.51)    (0.50)     (0.75)     (0.75)     (1.00)    (1.00)              --
                                          -------------------------------------------------------------------------------
Net asset value, end of period              $  9.37    $ 9.37   $   9.82   $   9.82   $  11.95   $ 11.95          $ 10.38
                                          --------------------------------------------------------------------------------
Total return/4/                                0.58%     0.43%    (11.94)%   (11.97)%    25.20%    25.19%            3.77%
Supplemental data and ratios:
 Net assets, end of period ($000)           $46,410    $4,539   $ 90,540   $  4,271   $116,560   $   672          $10,247
 Ratio of expenses to
   average net assets/5/,/6/                   1.20%     1.35%      1.00%      1.15%      0.94%     0.95%              --%
 Ratio of net investment income to
   average net assets/5/,/6/                   4.18%     4.04%      4.75%      4.60%      4.08%     4.07%           19.71%
Portfolio turnover rate/7/                    49.66%    49.66%    109.49%    109.49%    104.17%   104.17%              --%


/1/  Inception date.
/2/ On December 16, 1997, the Fund's existing shareholders were split into Class I and Class R shares based on the amount then invested in the Fund. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby the Fund's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997; and the results thereof combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.
/3/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
/4/ Not annualized for the period December 20, 1996 through December 31, 1996. /5/ Annualized.
/6/ Without voluntary expense reimbursements of $256,747 for Class I and $8,775 for Class R for the year ended December 31, 1999, the ratio of expenses to average net assets would have been 1.62% for both Classes, and the ratio of net investment income to average net assets would have been 3.76% for both Classes. Without voluntary expense reimbursements of $301,721 for Class I and $3,478 for Class R for the year ended December 31, 1998, the ratio of expenses to average net assets would have been 1.29% for both Classes, and the ratio of net investment income to average net assets would have been 4.46% for both Classes. Without voluntary expense reimbursements of $30,276 and $167 for the year ended December 31, 1997, the ratio of expenses to average net assets would have been 0.97% and 0.98% for Class I and Class R, respectively, and the ratio of net investment income to average net assets would have been 4.05% and 4.04% for Class I and Class R, respectively.
/7/ Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund consists of Class I and Class R shares, which differ in services provided to shareholders and expenses. The Fund commenced operations on December 20, 1996.

    Effective February 1, 2000, Class R shares of the Fund were combined with the Class I shares of the Fund with the surviving class being known as Security Capital U.S. Real Estate Shares ("SC-US").

    The following is a summary of significant accounting policies consistently followed by the Fund.

    a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

    Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

    b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1999, the Fund has a realized capital loss carryforward, for federal income tax purposes, of $3,919,058 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1999, the Fund has elected for Federal income tax purposes to defer a $1,572,439 current year post October capital loss as though the loss was incurred on the first day of the next fiscal year.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

 c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

 Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

 The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

 Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

 d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the fund's expected proceeds could be delayed, or the fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

 e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

   qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:

 Year Ended 12/31/99:
---------------------------------------------------------------------------------------------
                                                                       Amount        Shares
                                                                    -------------------------
 Class I Shares:
   Shares sold                                                      $ 19,952,507    2,027,897
   Shares issued to holders in reinvestment of dividends                 776,057       79,866
   Shares redeemed                                                   (63,391,015)  (6,377,077)
                                                                    -------------------------
   Net decrease                                                     $(42,662,451)  (4,269,314)
                                                                    -------------------------
 Class R Shares:
   Shares sold                                                      $  4,364,646      455,863
   Shares issued to holders in reinvestment of dividends                 121,120       12,565
   Shares redeemed                                                    (4,090,755)    (418,787)
                                                                    -------------------------
   Net increase                                                     $    395,011       49,641
                                                                    -------------------------
 Year Ended 12/31/98:
---------------------------------------------------------------------------------------------
                                                                       Amount        Shares
                                                                    -------------------------
 Class I Shares:
   Shares sold                                                      $  5,322,503      509,433
   Shares issued to holders in reinvestment of dividends                 563,921       56,034
   Shares redeemed                                                   (10,809,047)  (1,100,613)
                                                                    -------------------------
   Net decrease                                                     $ (4,922,623)    (535,146)
                                                                    -------------------------
 Class R Shares:
   Shares sold                                                      $  4,427,551      411,251
   Shares issued to holders in reinvestment of dividends                 156,625       15,304
   Shares redeemed                                                      (488,157)     (47,963)
                                                                    -------------------------
   Net increase                                                     $  4,096,019      378,592
                                                                    -------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 1999, were $30,423,778 and $74,740,000, respectively.

   As of December 31, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

          Appreciation                     $ 1,052,177
          (Depreciation)                    (3,325,741)
                                           -----------
          Net depreciation on investments  $(2,273,564)
                                           -----------

   As of December 31, 1999, the cost of investments for federal income tax purposes was $51,739,712.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG") an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

   GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.20% and 1.35% of the net assets of the Class I and Class R shares, respectively, computed on a daily basis, for the year ended December 31, 1999. Beginning January 1, 2000, the annual rate for Class I will be 1.35%. Effective February 1, 2000, the annual rate for the SC-US shares will be 1.35%.

   GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

   State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

   Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICING PLANS

   The Fund has adopted plans with respect to Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plans"). Under the Distribution Plans, the Fund pays to Security Capital Markets Group Incorporated, an indirect, wholly owned subsidiary of Security Capital, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

   The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the year ended December 31, 1999, the Fund has made cash payments totaling $428,700 as required by the adopted Distribution Plans.

6. REORGANIZATION

   The Fund was formerly the sole investment portfolio of Security Capital Employee REIT Fund Incorporated ("SCERF"), a Maryland Corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Fund was restructured as one of two investment portfolios of SC-REMFs on December 31, 1998.

   The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. As a result, the tax basis of securities held was higher than the basis for financial reporting purposes by $30,491 and $24,444 as of December 31, 1999 and December 31, 1998,
   respectively.

7. ORGANIZATION COSTS

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

8. PRINCIPAL SHAREHOLDERS

   As of December 31, 1999, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 51.6% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the board of directors and shareholders of Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1999, 1998 and 1997 and the period from December 20, 1996 (date of inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1999, 1998 and 1997 and the period from December 20, 1996 (date of inception) to December 31, 1996, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
February 2, 2000

================================================================================

DIRECTORS AND OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

Robert H. Abrams
Director

Stephen F. Kasbeer
Director

George F. Keane
Director

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer



INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Anne Darnley
Vice President

Matthew E. Lamphier
Securities Analyst

Matthew D. Hansen
Securities Trader

Bernard Krieg
Analyst

Robert P. Van Bergen Jr.
Analyst

John H. Woo
Analyst




INVESTMENT ADVISER

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street
Chicago, Illinois 60603

AUDITORS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603


LEGAL COUNSEL

Mayer, Brown & Platt
1909 K Street, N.W.
Washington, D.C. 20006

                                  [LOGO]
                11 South LaSalle Street, Chicago, Illinois 60603
                    1-888-SECURITY  www.securitycapital.com


403/404ANNL99